FOURTH MODIFICATION AGREEMENT
(Extension)

THIS FOURTH MODIFICATION AGREEMENT (this "Agreement"), effective as of the 30th day of April 2019, is by and between ACCESS NATIONAL BANK, a national banking association (the "Bank"); and WIDEPOINT CORPORATION, a Delaware corporation, WIDEPOINT INTEGRATED SOLUTIONS CORP., a Virginia corporation, WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION, a Virginia corporation, and WIDEPOINT IL, INC., an Illinois corporation (hereinafter individually and collectively called the "Borrower").

WITNESSETH THAT:

WHEREAS, the Bank is the owner and holder of that certain Revolving Commercial Note dated June 15, 2017, made by the Borrower and payable to the order of the Bank, in the original principal amount of Five Million and no/100 Dollars ($5,000,000.00) and bearing interest and being payable in accordance with the terms and conditions therein set forth (as modified by that certain First Modification Agreement dated as of January 29, 2018, that certain Second Modification Agreement dated as of April 30, 2018, and that certain Third Modification Agreement dated as of June 30, 2018, the "Note"); and

WHEREAS, the Note was issued pursuant to the terms of, and is governed by, that certain Loan and Security Agreement dated June 15, 2017, by and between the Borrower and the Bank (as from time to time modified, supplemented and replaced, the "Loan Agreement"); and

WHEREAS, effective January 2, 2019, WidePoint Solutions Corp. ("Solutions"), a Borrower, was merged with and into WidePoint Integrated Solutions Corp., a Borrower; and

WHEREAS, as of the effective date hereof, the principal balance of the Note is $ 0.00 and the parties hereto desire to modify the terms of the Note and Loan Agreement.

NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The maturity date of the Note is hereby extended to April 30, 2020. The definition of "Date of Maturity" in the Note and the Loan Agreement is hereby changed to "April 30, 2020".

2. From and after the effective date hereof, the Note shall bear interest on the outstanding principal balance from time to time at a variable rate per annum equal to the Prime Rate (as defined in the Note) plus one-half of one percent (0.50%).

3. The parties hereto hereby release Solutions as a Borrower under the Note and Loan Agreement.

4. The Bank's commitment fee, in the amount of $5,000.00, and the Bank's legal fees, in the amount of $560.00, shall be paid to the Bank as part of this modification.

5. The Borrower hereby acknowledges and agrees that, as of the effective date hereof, the unpaid principal balance of the Note is $ 0.00 and that there are no set-offs or defenses against the Note or the Loan Agreement.

6. The parties to this Agreement do not intend that this Agreement be construed as a novation of the Note or the Loan Agreement.

7. Except as hereby expressly modified, the Note and Loan Agreement shall otherwise be unchanged, shall remain in full force and effect, and are hereby expressly approved, ratified and confirmed. A legend shall be placed on the face of the Note indicating that its terms have been modified hereby, and the original of this Agreement shall be affixed to the original of the Note.

8. This Agreement shall be governed in all respects by the laws of the Commonwealth of Virginia and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

WITNESS the following signatures and seals.

WIDEPOINT CORPORATION [SEAL]

By: ______________________
Jin Kang
Chief Executive Officer

By: ______________________
Robert Scorso
Controller

WIDEPOINT INTEGRATED SOLUTIONS CORP. [SEAL]

By: ______________________
Jin Kang
Chief Executive Officer

By: ______________________
Robert Scorso
Controller

WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION [SEAL]

By: ______________________
Jin Kang
Chief Executive Officer

By: ______________________
Robert Scorso
Controller

WIDEPOINT IL, INC. [SEAL]

By: ______________________
Jin Kang
Chief Executive Officer

By: ______________________
Robert Scorso
Controller

ACCESS NATIONAL BANK [SEAL]

By: ______________________
~~Adam Nalls~~ Joe Humphries
Senior Vice President

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